Exhibit 99.1

FOR IMMEDIATE RELEASE

Willdan Reports Second Quarter 2008 Financial Results

ANAHEIM, Calif.,—(BUSINESS WIRE)—August 7, 2008—Willdan Group, Inc. (“Willdan”) (NASDAQ:WLDN), announces financial results for its second quarter ended June 27, 2008.

For the second quarter of 2008, Willdan reported total contract revenue of $17.8 million and a net loss of $0.1 million, or $0.01 loss per basic and diluted share.

On June 9, 2008, Willdan purchased the outstanding stock of Intergy Corporation (“Intergy”), a California-based consulting firm that assists companies, institutions and agencies with planning and implementing their energy efficiency, water conservation, and renewable energy strategies.  Intergy’s results of operations from June 9 to June 27, 2008 are included in the consolidated results of Willdan.

Tom Brisbin, Willdan’s Chief Executive Officer, stated: “In the second quarter, we continued to see a general decline in the markets we have traditionally served.  While our financial results were below plan, we continue to collect cash and we are making tangible progress in executing our strategy of diversifying services. I’m particularly excited about our acquisition of Intergy, which provides us an entirely new service offering in an accelerating area—energy efficiency and sustainability. Demand for energy efficiency solutions is growing and both governments and institutions consider it an essential area of investment.  We also made some key new hires, including Mike Deblieux, who will lead Willdan Management Services’ efforts to help clients implement effective leadership techniques and practices.

“We believe we have the right strategy in place to succeed in the long-term. We will continue to focus on expanding our service offerings to diversify our revenue base, and to leverage our centralized new business development team to cross sell business and win new and different types of work,” concluded Brisbin.

Second Quarter 2008 Results

For the second quarter of fiscal 2008, revenue was $17.8 million, down $3.4 million, or 16.0%, from revenue of $21.2 million for the comparable period last year.  On a sequential basis, revenue was essentially flat from the first quarter of 2008.  Loss from operations was $0.1 million for the second quarter of fiscal 2008, down $1.8 million, or 107.7%, from income from operations of $1.7 million for the comparable period last year.  On a sequential basis, income from operations was down $0.1 million from the first quarter of 2008.

Net loss was $0.1 million for the second quarter of fiscal 2008, down $1.1 million from net income of $1.1 million in the comparable period last year and down $0.2 million on a sequential basis.

Basic and diluted loss per share for the second quarter of fiscal 2008 was $0.01 as compared to basic and diluted earnings per share of $0.15 for the comparable period last year.

Willdan generated cash flow from operations of $0.9 million in the second quarter of fiscal 2008.

Six Months 2008 Results

For the six months ended June 27, 2008, revenue was $35.6 million, down $4.9 million, or 12.0% from revenue of $40.4 million for the comparable period last year.  Loss from operations was $0.1 million for the six months ended June 27, 2008, $0.7 million less than income from operations of $0.6 million for the comparable period last year.  Net income was $0.1 million for the six months ended June 27, 2008, $0.7 million less than net income of $0.8 million for the comparable period last year.

Basic and diluted income per share for the six months ended June 27, 2008 were $0.01 as compared to basic and diluted earnings per share of $0.11 for the comparable period last year.

Willdan generated cash flow from operations of $1.9 million in the six months ended June 27, 2008.

	Three Months Ended		Six Months Ended
In thousands (except EPS data)	June 27, 2008	June 29, 2007	June 27, 2008	June 29, 2007
Revenue	$17,807	$21,180	$35,583	$40,448

(Loss) income from operations	(130)	1,688	(87)	581
Interest expense, net of reversal	(22)	(24)	(2)	550
Interest income and other income, net	113	148	261	328
Income tax expense	16	754	111	651
Net (loss) income	$(55)	$1,058	$61	$808

Basic and diluted (loss) income per share:	$(0.01)	$0.15	$0.01	$0.11

Weighted average shares outstanding:
Basic	7,156	7,148	7,156	7,148
Diluted	7,157	7,151	7,157	7,150

Outlook

The following statement is based on current expectations.  This statement is forward-looking and actual results could differ materially from current expectations.  This outlook should be read in conjunction with the information on forward-looking statements at the end of this press release.

Based on our first half results and the outlook for the remainder of the year, Willdan has revised its fiscal 2008 revenue guidance down to between $72 million and $75 million from the previous range of between $80 million and $83 million.  Management believes this decline may be somewhat offset by new initiatives and revenue from Intergy.

Conference Call and Webcast

Chief Executive Officer Thomas Brisbin and Chief Financial Officer Kimberly Gant plan to host a conference call on August 7, 2008 at 5:00 p.m. Eastern/2:00 p.m. Pacific to further discuss the Company’s financial results and business developments.

Interested parties may access the conference call by dialing 800-218-0713 (303-262-2211 for international callers).  When prompted, ask for the “Willdan Group Investor Conference Call.”  The conference call will be webcast simultaneously on Willdan’s website at www.willdan.com under Investor Relations: Events.

The telephonic replay of the conference call may be accessed approximately two hours after the call through August 21, 2008, by dialing 800-405-2236 (303-590-3000 for international callers).  The replay access code is 11117963#.  The webcast replay will be archived for 12 months.

About Willdan Group, Inc.

Founded over 40 years ago, Willdan Group, Inc. is a leading provider of outsourced services to public agencies located primarily in California and other western states. Willdan Group, Inc. assists cities and other government agencies with a broad range of services, including civil engineering, building and safety services, geotechnical engineering, financial, management and economic consulting, and disaster preparedness and homeland security. www.willdan.com

Forward-Looking Statements

Safe Harbor Statement:  Statements in this press release which are not purely historical, including statements regarding Willdan Group’s intentions, hopes, beliefs, expectations, representations, projections, estimates, plans or predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties including, but not limited to, the risk that the Company will not be able to expand its services or meet the needs of customers in markets in which it operates. It is important to note that the Company’s actual results could differ materially from those in any such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, a slowdown in the local and regional economies of the states where Willdan conducts business and the loss of or inability to hire additional qualified professionals. The Company’s business could be affected by a number of other factors, including the risk factors listed from time to time in the Company’s SEC reports including, but not limited to, the Form 10-K annual report for the year ended December 28, 2007 filed on March 27, 2008. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this press release. Willdan Group, Inc. disclaims any obligation, and does not undertake to update or revise any forward-looking statements in this press release.

Contact:

Kimberly Gant

Chief Financial Officer

Tel:  714-940-6329

kgant@willdan.com

Moira Conlon
Financial Profiles, Inc.

Tel: 310-277-4907

mconlon@finprofiles.com

WILLDAN GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	June 27,	December 28,
	2008	2007
Assets
Current assets:
Cash and cash equivalents	$6,226,000	$15,511,000
Liquid investments	1,375,000	1,300,000
Cash, cash equivalents and liquid investments	7,601,000	16,811,000

Accounts receivable, net of allowance for doubtful accounts of $538,000 and $372,000 at June 27, 2008 and December 28, 2007, respectively	16,187,000	15,090,000
Costs and estimated earnings in excess of billings on uncompleted contracts	7,573,000	7,336,000
Other receivables	167,000	157,000
Prepaid expenses and other current assets	1,632,000	2,067,000
Total current assets	33,160,000	41,461,000

Equipment and leasehold improvements, net	2,954,000	3,354,000
Goodwill	10,818,000	2,911,000
Other assets	2,172,000	500,000
Total assets	$49,104,000	$48,226,000

Liabilities and Stockholders’ Equity
Current liabilities:
Excess of outstanding checks over bank balance	$437,000	$633,000
Accounts payable	2,773,000	1,136,000
Accrued liabilities	4,366,000	5,314,000
Purchase price payable	1,000,000	—
Billings in excess of costs and estimated earnings on uncompleted contracts	832,000	941,000
Current portion of notes payable	373,000	1,088,000
Current portion of capital lease obligations	180,000	176,000
Current portion of deferred income taxes	2,002,000	2,002,000
Total current liabilities	11,963,000	11,290,000

Notes payable, less current portion.	43,000	—
Capital lease obligations, less current portion	217,000	283,000
Deferred lease obligations	578,000	606,000
Deferred income taxes, net of current portion	395,000	395,000
Total liabilities	13,196,000	12,574,000

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 40,000,000 shares authorized: 7,156,000 and 7,150,000 shares issued and outstanding at June 27, 2008 and December 28, 2007, respectively	71,000	71,000
Additional paid-in capital	32,991,000	32,796,000
Retained earnings	2,846,000	2,785,000
Total stockholders’ equity	35,908,000	35,652,000
Total liabilities and stockholders’ equity	$49,104,000	$48,226,000

WILLDAN GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Six Months Ended

	June 27, 2008	June 29, 2007	June 27, 2008	June 29, 2007

Contract revenue	$17,807,000	$21,180,000	$35,583,000	$40,448,000

Direct costs of contract revenue:
Salaries and wages	5,538,000	6,917,000	11,082,000	13,401,000
Production expenses	522,000	453,000	837,000	797,000
Subconsultant services	1,539,000	1,192,000	2,814,000	2,251,000
Total direct costs of contract revenue	7,599,000	8,562,000	14,733,000	16,449,000

General and administrative expenses:
Salaries and wages, payroll taxes and employee benefits	5,927,000	5,906,000	12,369,000	13,277,000
Facilities	1,174,000	1,158,000	2,322,000	2,260,000
Stock-based compensation	61,000	51,000	154,000	67,000
Depreciation and amortization	440,000	449,000	834,000	896,000
Other	2,736,000	3,366,000	5,258,000	6,918,000
Total general and administrative expenses	10,338,000	10,930,000	20,937,000	23,418,000
(Loss) income from operations	(130,000)	1,688,000	(87,000)	581,000

Other income (expense):
Interest expense, net of reversal	(22,000)	(24,000)	(2,000)	550,000
Interest and other income, net	113,000	148,000	261,000	328,000
Total other income, net	91,000	124,000	259,000	878,000
(Loss) income before income tax expense	(39,000)	1,812,000	172,000	1,459,000

Income tax expense	16,000	754,000	111,000	651,000
Net (loss) income	$(55,000)	$1,058,000	$61,000	$808,000

(Loss) earnings per share:
Basic and diluted	$(0.01)	$0.15	$0.01	$0.11

Weighted-average shares outstanding:
Basic	7,156,000	7,148,000	7,156,000	7,148,000
Diluted	7,157,000	7,151,000	7,157,000	7,150,000

WILLDAN GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended
	June 27, 2008	June 29, 2007
Cash flows from operating activities:
Net income	$61,000	$808,000
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	834,000	896,000
Loss on sale of equipment	20,000	10,000
Allowance for doubtful accounts	146,000	91,000
Stock-based compensation	154,000	67,000
Changes in operating assets and liabilities, net of the effects from the purchase of Intergy Corporation in 2008:
Accounts receivable	1,511,000	(285,000)
Costs and estimated earnings in excess of billing on uncompleted contracts	(237,000)	(886,000)
Other receivables	(10,000)	3,190,000
Prepaid expenses and other current assets	443,000	482,000
Other assets	(86,000)	26,000
Accounts payable	476,000	(406,000)
Accrued liabilities	(1,290,000)	(8,025,000)
Billings in excess of costs and estimated earnings on uncompleted contracts	(109,000)	44,000
Deferred income taxes	—	—
Deferred lease obligations	(28,000)	99,000
Net cash provided by (used in) operating activities	1,885,000	(3,889,000)

Cash flows from investing activities:
Purchase of equipment and leasehold improvements	(369,000)	(468,000)
Proceeds from sale of equipment	49,000	27,000
Payment for business acquisition, net of cash acquired	(9,760,000)	—
Purchase of liquid investments	(7,100,000)	(12,600,000)
Proceeds from sale of liquid investments	7,025,000	4,900,000
Net cash used in investing activities	(10,155,000)	(8,141,000)

Cash flows from financing activities:
Changes in excess of outstanding checks over bank balance	(196,000)	395,000
Payments on notes payable	(772,000)	(769,000)
Principal payments on capital leases	(88,000)	(89,000)
Proceeds from employee stock purchase plan	41,000	—
Distributions to holders of redeemable common stock	—	(3,150,000)
Refund of offering costs	—	10,000
Net cash used in financing activities	(1,015,000)	(3,603,000)
Net decrease in cash and cash equivalents	(9,285,000)	(15,633,000)
Cash and cash equivalents at beginning of the period	15,511,000	20,633,000
Cash and cash equivalents at end of the period	$6,226,000	$5,000,000

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	50,000	49,000
Income taxes	636,000	424,000
Supplemental disclosures of noncash investing and financing activities:
Equipment acquired under capital leases	29,000	29,000
Note payable issued in connection with acquisition of assets	100,000	—
Purchase price payable	1,000,000	—

Use of Non-GAAP Financial Measures

Adjusted EBITDA is a supplemental measure used by our management to measure our operating performance. We define Adjusted EBITDA as net income plus net interest expense, income tax expense (benefit), depreciation and amortization, and loss (gain) on sales of assets.  Our definition of Adjusted EBITDA may differ from those of many companies reporting similarly named measures.  This measure should be considered in addition to, and not as a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. generally accepted accounting principles, or GAAP, such as operating income and net income.  We believe Adjusted EBITDA enables management to separate non-recurring income and expense items from our results of operations to provide a more normalized and consistent view of operating performance on a period-to-period basis.  We use Adjusted EBITDA to evaluate our performance for, among other things, budgeting, forecasting and incentive compensation purposes.  We also believe Adjusted EBITDA is useful to investors, research analysts, investment bankers and lenders because it removes from our operational results the impact of certain non-recurring income and expense items, which may facilitate comparison of our results from period-to-period.

Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to operating income or net income as an indicator of operating performance or any other GAAP measure.

Adjusted EBITDA decreased 48.4% to $0.8 million for the six months ended June 27, 2008 from $1.5 million for the comparable period last year.  Adjusted EBITDA, as a percentage of revenue, decreased to 2.2% for six months ended June 27, 2008 from 3.7% for the comparable period last year.

The following is a reconciliation of net income to Adjusted EBITDA:

	Six Months Ended
	June 27,	June 29,
	2008	2007

Net income	61,000	808,000
Interest and other income, net	(261,000)	(328,000)
Interest expense, net of reversal	2,000	(550,000)
Income tax expense	111,000	651,000
Depreciation and amortization	834,000	896,000
Loss on sale of equipment	20,000	10,000
Adjusted EBITDA	767,000	1,487,000